                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                              CUBIC ENERGY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                               CUBIC ENERGY, INC.
                        1720 NORTHWEST HIGHWAY, STE. 320
                              GARLAND, TEXAS 75041
                                 (972) 681-8047
                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 13, 2000

                             ----------------------

To the Stockholders of Cubic Energy, Inc.:

    As a stockholder of Cubic Energy, Inc., a Texas corporation (the "Company"), you are hereby given notice of and invited to attend in person or by proxy the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on September 13, 2000, 11:00 A.M. at the Holiday Inn Select LBJ Northeast, 11350 LBJ Freeway @ Jupiter Road, Dallas, Texas for the following purposes:

          1. To elect three (3) members to the Company's Board of Directors to hold office until the next annual meeting and until their successors are elected and qualified;

          2. To ratify the selection of Philip Vogel & Co., PC, as the Company's independent auditors for the fiscal year ending June 30, 2001; and

          3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

    The Board of Directors has fixed the close of business on August 11, 2000 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Only stockholders of record as of the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any adjournments thereof. The transfer books of the Company will not be closed.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, THE COMPANY DESIRES TO HAVE THE MAXIMUM REPRESENTATION AT THE MEETING AND RESPECTFULLY REQUESTS THAT YOU SIGN, DATE AND MAIL PROMPTLY, IN NO EVENT LATER THAN SEPTEMBER 1, 2000, THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OF AMERICA. A PROXY MAY BE REVOKED BY A STOCKHOLDER AT ANY TIME PRIOR TO ITS USE AS SPECIFIED IN THE ENCLOSED PROXY STATEMENT.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Jon Stuart Ross

                                             Jon Stuart Ross, Secretary

Garland, Texas
August 11, 2000


                             YOUR VOTE IS IMPORTANT.
        PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN
                       THE POSTAGE PAID ENVELOPE PROVIDED.

                               CUBIC ENERGY, INC.
                        1720 NORTHWEST HIGHWAY, STE. 320
                              GARLAND, TEXAS 75041

                              --------------------

                                 PROXY STATEMENT
                       2000 ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 13, 2000

                              --------------------

GENERAL

    This Proxy Statement and the enclosed Proxy are solicited on behalf of Cubic Energy, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held September 13, 2000, at the time and place and for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"), or any adjournment(s) of the Meeting.

    These proxy solicitation materials are being mailed on or about August 11, 2000 to holders of the issued and outstanding shares (the "Shares") of the Company's common stock, par value $0.05 per share (the "Common Stock"), entitled to vote at the Meeting.

RECORD DATE AND PRINCIPAL STOCKHOLDERS

    Stockholders of record at the close of business on August 11, 2000 (the "Record Date") are entitled to notice of and to vote at the Meeting. On the Record Date, there were issued and outstanding 18,917,949 shares of Common Stock. There is no other class of voting security of the Company issued or outstanding. For information regarding security ownership by management and certain other holders of the Common Stock, see "Security Ownership of Certain Persons."

REVOCABILITY OF PROXIES

    Any stockholder of the Company has the unconditional right to revoke his or her proxy at any time prior to the voting thereof by any act inconsistent with the proxy, including notifying the Secretary of the Company of such revocation in writing, executing a subsequent proxy or attending at the Meeting and casting a contrary vote. However, no revocation shall be effective unless notice of such revocation has been received by the Company at or prior to the Meeting.

VOTING AND SOLICITATION

    Pursuant to the Certificate of Incorporation of the Company, each share of Common Stock entitles the holder thereof to one vote on any matter requiring a vote by the Company's stockholders that properly comes before the stockholders at the Meeting or any adjournments. The Company's Bylaws and the Texas Business Corporation Act (the "TBCA") require an affirmative vote or written consent of a plurality of the outstanding Shares present in person or by proxy and entitled to vote at the Meeting to elect directors.

    Shares represented by valid proxies will be voted in accordance with the stockholder's instructions, or, in the absence of instructions, will be deemed to grant authority to vote:

          1. FOR the election of the three (3) nominees listed under "Election of Directors" as nominees of the Company for election as directors;

          2. FOR the ratification of the selection of Philip Vogel & Co., PC as the Company's independent auditors for the fiscal year ending June 30, 2001.

    The Company is unaware of any additional matters not set forth in the Notice of Annual Meeting of Stockholders that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Meeting or any adjournments thereof and presented for a vote of the stockholders, the persons named in the proxy will vote in accordance with their best judgment upon such matters, unless otherwise restricted by law.

    Any stockholder who is present in person or by proxy at the Meeting but who abstains from voting shall be counted for purposes of determining whether a quorum exists, but an abstention shall not be counted as an affirmative vote with respect to any matter. Stockholders are not entitled to cumulate their votes in the election of directors or with respect to any matter, and are not entitled to vote for a greater number of persons than the number of nominees named in this Proxy Statement. Abstentions and broker non-votes will be deemed not to have been cast and will have no legal effect in the election of directors.

    Stockholder ratification is not required for the selection of Philip Vogel & Co., PC as the Company's independent auditors for the fiscal year ending June 30, 2001, because the Board of Directors has responsibility for selection of the Company's independent auditors. The selection is being submitted for ratification with a view toward soliciting the opinion of stockholders, which opinion will be taken into consideration in future deliberations.

    The stockholders of the Company have no appraisal rights under the Texas Business Corporation Act, the corporation law statute of the Company's place of incorporation, or under any other statute or regulation, with respect to the matters specified in the Notice.

    The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may also be solicited by personal interview, facsimile transmission, and telephone by directors, officers, employees, and agents of the Company. The Company will also supply brokers, nominees, or other custodians with the number of Proxy forms, Proxy Statements, and Annual Reports they may require for forwarding to beneficial owners.

PROPOSALS OF STOCKHOLDERS AT NEXT ANNUAL MEETING OF STOCKHOLDERS

    The Company anticipates holding its next annual meeting of stockholders on or about September 30, 2001. Proper proposals submitted by a stockholder in accordance with applicable rules and regulations for presentation at the Company's next annual meeting of stockholders that are received by June 30, 2001, at the Company's principal executive office, 1720 Northwest Highway, Ste. 320, Garland, Texas 75041, Attention: Secretary, will be included in the Company's proxy statement and form of proxy for that meeting.

                                  PROPOSAL ONE


ELECTION OF DIRECTORS

    The number of directors authorized by the Company's Bylaws is unlimited, with the exact number to be fixed from time to time by the Board of Directors. The Board of Directors has fixed the number of directors at three
(3). Three (3) directors are proposed to be elected at the Meeting. All three
(3) directors proposed to be elected will hold office until the next annual meeting of stockholders and until their successors shall be elected and shall qualify. Proxies in the accompanying form will be voted FOR the three (3) nominees, except where authority is specifically withheld by the stockholder. All nominees are presently directors of the Company. If any nominee should become unable to accept election, votes will be cast pursuant to the accompanying Proxy for a substitute as may be designated by the Board of Directors. The nominees have indicated that they are willing and able to serve as directors. The nominees were nominated for election to the Board of Directors by the current Board of Directors.

NOMINEES FOR DIRECTORS

    The following table sets forth the name and age of each nominee and the period during which each has served as a director of the Company:

NAME                      AGE           POSITION WITH CUBIC                 DIRECTOR SINCE
----                      ---           -------------------                 --------------
Calvin Wallen III         45            President, Director                       1997
Gene Howard               73            Secretary, Director                       1991
Jon S. Ross               36            Director                                  1998

CALVIN A. WALLEN III is the President and a director of the Company. Mr. Wallen has over 20 years of experience in the oil and gas industry working as a drilling and petroleum engineer. He was employed by Superior Oil and various other drilling contractors including Resource, Tom Brown and Rowan International. He assisted in the design and construction of several land rigs with advanced drilling systems and has domestic and international experience in drilling engineering. While employed by Rowan International, Mr. Wallen gained experience in drilling high angle directional wells at Prudhoe Bay on contract to Arco. In 1982 Mr. Wallen began acquiring and developing oil and gas properties, forming a production company that has evolved into Tauren Exploration, Inc. Mr. Wallen did his undergraduate engineering studies at Texas A&M University in College Station, Texas.

GENE C. HOWARD is the Senior Partner of the law firm of Howard, Widdows, Bufogle & Vaughn, P.C. of Tulsa, Oklahoma and has been engaged primarily in the private practice of law over the past thirty-five years. Mr. Howard served in the Oklahoma State Senate from 1964 through 1982 and was President Pro Tem from 1975 through 1981. In addition, he served as the Chairman of the Board of Farmers and Exchange Bank from 1972 through 1991 and on the Board of Directors of Local Federal Bank of Oklahoma. Mr. Howard is a Director of the Oklahoma State Education and Employment Group Insurance Board and presently acts as Chairman. Mr. Howard served as Director of EntreCap and Hinderliter corporations from 1991 to August of 1992. He is also a Chairman of the Board of Philadelphia Mortgage Trust ("PMT"). The firm of Howard, Widdows, Bufogle & Vaughn, P.C. represents PMT.

JON S. ROSS has served the Secretary and as a director of the Company since April 1998. Mr. Ross is a practicing attorney in Dallas, Texas specializing in the representation of over fifty corporate entities within the past eight years. He has served on several community and not-for-profit committees and Boards and has been asked to speak to corporate and civic leaders on a variety of corporate law topics. Mr. Ross graduated from St. Mark's School of Texas with honors in 1982 and graduated from the University of Texas at Austin in 1986 with a B.B.A. in Accounting. He then graduated from the University of Texas School of Law in 1989 attaining a Juris Doctorate degree.

There are no family relationships among any of the directors or executive officers of the Company. See "Certain Relationships and Related Transactions" for a description of transactions between the Company and its directors, executive officers or their affiliates.

VOTE REQUIRED

    The three (3) nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote for them shall be elected as directors.

   THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR.

BOARD MEETINGS AND COMMITTEES

    Each director is elected to serve until the next annual meeting of stockholders or until the director's successor is duly elected and qualified. Officers serve at the discretion of the Board of Directors.

BOARD OF DIRECTORS AND MEETINGS

    During the fiscal year ended June 30, 2000, the Board of Directors held three meetings. Each director attended at least 75% of the aggregate number of meetings held by the Company's Board of Directors during the fiscal year ended June 30, 2000.

COMPENSATION OF DIRECTORS

    The members of the Board of Directors do not receive cash compensation in connection with their service but are entitled to reimbursement for their expenses incurred in connection with attendance at meetings of the Board of Directors.

EXECUTIVE OFFICERS OF THE COMPANY

The executive officers of the Company are as follows:

NAME                           AGE         POSITION WITH CUBIC
----                           ---         -------------------
Calvin Wallen III              45          President, Director
Jon Stuart Ross                36          Secretary, Director

Information concerning the business experience of Messrs. Wallen and Ross is provided under the caption "Election of Directors" above.

                      SECURITY OWNERSHIP OF CERTAIN PERSONS

 SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL STOCKHOLDERS

    The record date for the determination of the Stockholders entitled to notice of and to vote at the Meeting has been established by the Board as the close of business on August 11, 2000 (the "Record Date"). As of the Record Date, there were issued and outstanding 18,917,949 shares of Common Stock. There is no other class of voting security of the Company issued or outstanding.

    The following table sets forth the number of shares of the Company's Common Stock beneficially owned, as of August 11, 2000, by (i) each person known to the Company to own more than 5% of the Common Stock of the Company (the only class of voting securities now outstanding), (ii) each of the nominees for director, (iii) each executive officer named in the Summary Compensation Table (the "Named Officers") and (iv) all nominees, Named Officers and other executive officers as a group. Unless otherwise indicated, the number of shares and percentage of ownership of Common Stock for each of the stockholders set forth below assumes that shares of Common Stock that the stockholder may acquire within sixty days of the Record Date are outstanding.

                                                NUMBER                   APPROXIMATE
NAME AND ADDRESS                               OF SHARES               PERCENT OF CLASS
----------------                               ---------               ----------------
Calvin Wallen III                              9,176,300 /1/                 48.51%
1720 Northwest Highway, Ste. 320
Garland, TX   75041

William G. Vandever                            1,042,433 /2/                  5.51%
1724 East 15th St.
Tulsa OK   74104

William Bruggeman                              3,875,556 /3/                 20.49%
20 Anemone Circle
North Oaks, MN   55127

Gene Howard                                      322,245 /4/                  1.70%
2402 East 29th St.
Tulsa, OK   74114

Jon S. Ross                                      50,000 /5/                   0.26%
1720 Northwest Highway, Ste. 320
Garland, TX   75041

All officers and directors
as a group (5 persons):                        9,548,545 /6/                 50.47%

/1/ Includes 3,500,000 shares held by Earthstock Resources, Inc., a company controlled by Mr. Wallen

/2/ Includes 862,433 shares presently held by Mr. Vandever's wife, Margaret, of which Mr. Vandever claims no beneficial ownership

/3/ Includes 500,000 shares held by Diversified Dynamics Corp., a company controlled by Mr. Bruggeman and 2,500,000 shares held jointly by William Bruggeman & Ruth Bruggeman JTWROS, and 120,000 shares held by Consumer Products Corp., a company controlled by Ruth Bruggeman

/4/ All 322,245 shares are held by Mr. Howard's wife, Belva, of which Mr. Howard claims no beneficial ownership

/5/ Mr. Ross is a current director and presently owns 50,000 shares of common stock

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's officers, directors and persons who own more than ten percent (10%) of a registered class of the Company's equity securities file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of all such forms received by it, or written representations from certain reporting persons, no Form 5's were required for those persons.

COMPENSATION OF EXECUTIVE OFFICERS

    The total compensation for the three fiscal years ended June 30, 2000, for William Vandever, the Company's former Chief Executive Officer, Calvin Wallen III, the Company's current Chief Executive Officer, and Jon Stuart Ross, the Company's current is set forth below in the following Summary Compensation Table. No other person received cash compensation in excess of $100,000 during the fiscal year ended June 30, 2000.

                           SUMMARY COMPENSATION TABLE

                                                            Fiscal          Annual
Name & Position                                              Year           Salary
---------------                                              ----           ------
William G. Vandever, Chairman of the Board,                  1997           40,500
        President, CEO (Past)

Calvin Wallen III, Director, President, CEO (Current)        1997*           0
                                                             1998            0
                                                             1999            0

Jon Stuart Ross, Secretary (Current)                         1998            0
                                                             1999            0

* Elected in December 1997


OPTION GRANTS DURING FISCAL YEAR

    During the fiscal year ended June 30, 2000, no options were granted to the Named Executive Officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   In 1998 and 1999, the Company entered into agreements with Tauren Exploration, Inc. and Fossil Operating, Inc., two entities controlled by Calvin A. Wallen III, President of the Company. These agreements were approved by the disinterested Directors for the Company in order to further the best interests of the Company.

   In 1998, the disinterested Directors approved an agreement whereby the Company would share office space, office personnel and related services with Tauren Exploration, Inc. at pre-established rates and percentages to be charged to the Company.

   In 1998, the disinterested Directors approved a means of the Company borrowing monies from Tauren Exploration, Inc. to pay for day-to-day operations. To date, the Company owes Tauren Exploration, Inc. a total of $664,700.81.

                                  PROPOSAL TWO


RATIFICATION OF INDEPENDENT ACCOUNTANTS

    Weaver & Tidwell, L.L.P., independent certified public accountants, served as independent auditors for the Company for the fiscal year ended June 30, 1999, and has reported on the Company's financial statements. The Board of Directors has selected Philip Vogel & Co., P.C. as the Company's independent auditors for the fiscal year ending June 30, 2000, and recommends that the stockholders ratify this selection for the fiscal year ending June 30, 2001. The Board of Directors has been advised that Philip Vogel & Co., P.C. has no relationship with the Company or its subsidiaries.

    While stockholder ratification is not required for selection of Philip Vogel & Co., P.C. because the Board of Directors has the responsibility for selection of the Company's independent auditors, the selection is being submitted for ratification at the Meeting with a view toward soliciting the stockholders' opinion thereon, which opinion will be taken into consideration in future deliberations.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PHILIP VOGEL & CO., P.C. AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

    A copy of the Company's Annual Report on Form 10-KSB containing audited financial statements was not available at the time of the mailing of this proxy statement. The Annual Report for the fiscal year ended June 30, 2000 will be available on or before the date required by the Securities and Exchange Commission. The Annual Report does not constitute a part of the proxy solicitation material.

OTHER MATTERS

    As of the time this proxy statement was printed, neither management nor the Board of Directors is aware of any matter to be presented for action at the Meeting other than matters set forth herein. If any other matters requiring a vote of stockholders are properly brought before the Meeting, the proxies in the enclosed form confer on the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the shares in accordance with their best judgment in the interest of the Company. It is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

    It is important that your shares be represented at the meeting, regardless of the number of shares you hold and whether you intend to attend the meeting. You are therefore urged to complete, date, execute and return, at your earliest convenience, the accompanying proxy card in the postage paid envelope which has been enclosed.

FOR THE BOARD OF DIRECTORS OF
CUBIC ENERGY, INC.

/s/ CALVIN A. WALLEN III

CALVIN A. WALLEN III
PRESIDENT

Garland, Texas
August 11, 2000

                                   APPENDIX A



                            NOTICE OF ANNUAL MEETING
                                       AND
                                 PROXY STATEMENT


                              --------------------

                               SEPTEMBER 13, 2000
                                 GARLAND, TEXAS

                              --------------------

                                   PROXY CARD

                               CUBIC ENERGY, INC.
                    FOR ANNUAL MEETING OF THE STOCKHOLDERS OF

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints CALVIN A. WALLEN III and JON STUART ROSS, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of the Company to be held at Holiday Inn Select L.B.J. Northeast, 11350 L.B.J. Freeway @ Jupiter Road, Dallas, Texas on September 13, 2000, at 11:00 AM and at any adjournments thereof.

       YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.


This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. Please mark your votes as in this example using dark ink only. [X]

      IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

                                                      FOR Election               NOT FOR Election
                                                      of directors                of directors

1. Election of directors: Calvin A. Wallen III,             [  ]                         [  ]
   Gene C. Howard and Jon S. Ross.

----------------------------------------------
Vote withheld from the nominee(s) listed in space above.

                  FOR Ratification        NOT FOR Ratification           ABSTAIN
                         [  ]                      [  ]                    [  ]

2. Ratification of Philip Vogel & Co., P.C. as independent accountants for fiscal year ending June 30, 2001.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY (in no event later than September 1, 2000). When shares are held by Joint Tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature___________________________________  Title:___________________________

Signature, if held jointly________________________________Dated:________ , 2000

Please Print Name______________________________________________________________